Exhibit 10.1

AMENDMENT NO. 2 TO INVESTMENT AGREEMENT

THIS AMENDMENT NO. 2 TO INVESTMENT AGREEMENT (this “Amendment”) is made and entered into as of October [•], 2023, and shall be effective as of the closing of the transactions contemplated by the BCA (as defined below) (the “Closing”) by and among (i) Worldwide Webb Acquisition Corp., a Cayman Islands exempted company (the “SPAC”), (ii) Worldwide Webb Acquisition Sponsor, LLC, a Cayman Islands limited liability company (the “Sponsor”), and (iii) [•] (“Investor”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Investment Agreement (as defined below).

RECITALS

WHEREAS, the SPAC, the Sponsor and the Investor are parties to that certain Investment Agreement, dated as of [•], 2021, as amended by that certain Amendment to Investment Agreement, dated as of April [6 // 10 // 11], 2023 (as so amended, the “Investment Agreement”), pursuant to which, among other matters, (i) Investor purchased from the Sponsor Class B ordinary shares, par value $0.0001 per share, of the SPAC, and (ii) Investor agreed to adhere to certain transfer restrictions with respect to the Transferred Shares and the Class A Common Shares;

WHEREAS, on March 11, 2023, the SPAC entered into that certain Business Combination Agreement Aark Singapore Pte. Ltd, a Singapore private company limited by shares, and certain other entities (as amended prior to the date hereof and as may be further amended, the “BCA”);

WHEREAS, the parties hereto desire to amend the Investment Agreement as provided herein; and

WHEREAS, pursuant to Section 6(c) of the Investment Agreement, the Investment Agreement can be amended with the written consent by all parties thereto.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendment to the Investment Agreement. The parties hereby agree to amend Section 5(a) by deleting the first sentence of Section 5(a) and replacing it with the following:

“Investor agrees with the SPAC not to transfer, assign or sell any Subject Transferred Shares (as defined below) or the Class A Common Shares, par value $0.0001 per share (the “Class A Common Shares”), issuable upon conversion of the Subject Transferred Shares held by it until the earlier of (i) 150 days after the date the SPAC consummates a Business Combination (as defined below) or (ii) subsequent to a Business Combination, the date on which the SPAC completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction which results in all of the SPAC’s stockholders having the right to exchange their Class A Common Shares for cash, securities or other property. For purposes of this Section 5(a), “Subject Transferred Shares” shall mean 80% of the Transferred Shares held by the Investor.”

2.

Effectiveness. Notwithstanding anything to the contrary contained herein, this Amendment shall become effective upon the Closing. In the event that the BCA is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

3.

Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Investment Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Investment Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the “Investment

Agreement” in the Investment Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Investment Agreement, as amended by this Amendment (or as the Investment Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Investment Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Amendment No. 2 to Investment Agreement as of the date first above written.

INVESTOR:
[•]

By:
Name: [•]
Title: [•]

SPAC:

WORLDWIDE WEBB ACQUISITION CORP. A Cayman Islands exempted company

By:
Name: Daniel S. Webb
Title: Chief Executive Officer

SPONSOR:

WORLDWIDE WEBB ACQUISITION SPONSOR, LLC A Cayman Islands limited liability company

By:
Name: Daniel S. Webb
Title: Managing Member

Signature Page to Amendment No. 2 to Investment Agreement